                                                                    EXHIBIT 10.4

                            STOCK EXCHANGE AGREEMENT


     THIS STOCK EXCHANGE AGREEMENT (this "Agreement") is made as of this 9th day of December, 1997 by and among ISS Group, Inc., a Delaware corporation (the "Company") and Christopher Klaus, Thomas E. Noonan, Kevin O'Connor, Glenn McGonnigle, Dennis Crow, the Noonan 1997 Family Trust and the Noonan 1997 Annunity Trust (collectively, the "Common Stockholders"), Greylock Equity Limited Partnership, John P. Imlay, Jr., Sigma Partners III, L.P., Sigma Associates III, L.P. and Sigma Investors III, L.P., (collectively, the "Series A Stockholders"), and AT&T Venture Fund II, L.P., Greylock Equity Limited Partnership, John P. Imlay, Jr., Kleiner Perkins Caufield & Byers VIII, KPCB Information Sciences Zaibatsu Fund II, KPCB Java Fund, Sigma Associates III, L.P., Sigma Investors III, L.P., Sigma Partners III, L.P. and Venture Fund I, L.P., (collectively, the "Series B Stockholders" and together with the Common Stockholders and the Series A Stockholders, the "Stockholders") and Internet Security Systems, Inc., a Georgia corporation ("ISS").

     WHEREAS, the Stockholders are owners of an aggregate of 7,914,471 shares of Common Stock (the "ISS Common Stock"), 3,650,000 shares of Series A Preferred Stock (the "ISS Series A Preferred Stock") and 2,086,957 shares of Series B Preferred Stock (the "ISS Series B Preferred Stock") of ISS, which shares constitute all of the issued and outstanding capital stock of ISS;

     WHEREAS, the Board of Directors of the Company has authorized the Company to offer the Stockholders the right to exchange their shares of ISS Common Stock, ISS Series A Preferred Stock and ISS Series B Preferred Stock for the number of shares of the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, respectively, of the Company set forth beside their respective names on Schedule A attached hereto (the "Exchange Offer"); and

     WHEREAS, the Stockholders desire to accept the Exchange Offer of the Company.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. EXCHANGE OF STOCK

     1.1 Common Stock. Subject to the terms and conditions of this Agreement, the Common Stockholders hereby agree to deliver to the Company an aggregate of 7,914,471 shares of ISS Common Stock, in the amounts shown on Schedule A hereto. In exchange for such shares of ISS Common Stock, the Company agrees to deliver to the Common Stockholders one share of the Company's Common Stock for each share of ISS Common Stock surrendered to the

Company, for an aggregate of 7,914,471 shares of the Common Stock of the Company, in the respective amounts shown on Schedule A hereto.

     1.2 Series A Preferred Stock. Subject to the terms and conditions of this Agreement, the Series A Stockholders hereby agree to deliver to the Company an aggregate of 3,650,000 shares of ISS Series A Preferred Stock, in the amounts shown on Schedule A hereto. In exchange for such shares of ISS Series A Preferred Stock, the Company agrees to deliver to the Series A Stockholders one share of the Company's Series A Preferred Stock for each share of ISS Series A Preferred Stock surrendered to the Company, for an aggregate of 3,650,000 shares of the Series A Preferred Stock of the Company, in the respective amounts shown on Schedule A hereto.

     1.3 Series B Preferred Stock. Subject to the terms and conditions of this Agreement, the Series B Stockholders hereby agree to deliver to the Company an aggregate of 2,086,957 shares of ISS Series B Preferred Stock, in the amounts shown on Schedule A hereto. In exchange for such shares of ISS Series B Preferred Stock, the Company agrees to deliver to the Series B Stockholders one share of the Company's Series B Preferred Stock for each share of ISS Series B Preferred Stock surrendered to the Company, for an aggregate of 2,086,957 shares of the Series B Preferred Stock of the Company, in the respective amounts shown on Schedule A hereto.

SECTION 2. CLOSING

     2.1 Closing Date. The closing (the "Closing") of the exchange of the ISS Common Stock of the Common Stockholders for the Common Stock of the Company, the ISS Series A Preferred Stock of the Series A Stockholders for the Series A Preferred Stock of the Company and the ISS Series B Preferred Stock of the Series B Stockholders for the Series B Preferred Stock of the Company shall be held on December 10, 1997, at the offices of Brobeck, Phleger and Harrison LLP, 301 Congress, Suite 1200, Austin, Texas 78701, or on such other date or at such other place as the parties shall mutually agree (the date of the Closing is hereinafter referred to as the "Closing Date").


     2.2 Deliveries. At the Closing, the Common Stockholders shall deliver share certificates evidencing their shares of ISS Common Stock against delivery by the Company of share certificates evidencing the Common Stock; the Series A Stockholders shall deliver certificates evidencing their shares of ISS Series A Preferred Stock against delivery by the Company of share certificates evidencing the Series A Preferred Stock; and the Series B Stockholders shall deliver certificates evidencing their shares of ISS Series B Preferred Stock against delivery by the Company of share certificates evidencing the Series B Preferred Stock.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Stockholders as follows:

     3.1 Organization. The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware.

     3.2 Authorization. The execution and delivery of this Agreement has been duly authorized by the Company's Board of Directors and no further corporate action is necessary on the part of the Company to enter into this Agreement or to consummate the transactions contemplated hereby, and this Agreement, when executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditor's rights.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     4.1 Authorization. Each Stockholder severally represents and warrants to the Company that this Agreement, when executed and delivered by such Stockholder, will constitute a valid and legally binding obligation of such Stockholder, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditor rights.

     4.2 No Encumbrances. Each Common Stockholder, Series A Stockholder and Series B Stockholder severally represents and warrants to the Company that such holder is the beneficial owner of the shares of ISS Common Stock, ISS Series A Preferred Stock and ISS Series B Preferred Stock, respectively, being exchanged for Common Stock, Series A Preferred Stock and Series B Preferred Stock, respectively, hereunder, free and clear of all liens, encumbrances, charges and assessments, and are subject to no restrictions with respect to transferability except in compliance with applicable securities laws, the terms of that certain Amended and Restated Rights Agreement dated February 14, 1997 by and among ISS, the persons listed on Exhibit A thereto and the persons listed on the signature pages thereto (the "Rights Agreement") and that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated February 14, 1997, by and among ISS and the persons listed on the signature pages thereto (the "Co-Sale Agreement").

SECTION 5. LEGENDS

     All certificates representing the Common Stock, the Series A Preferred Stock and Series B Preferred Stock issued to the Stockholders shall have endorsed thereon the following the legend:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

SECTION 6. MISCELLANEOUS

     6.1 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated verbally, but only by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     6.2 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     6.3 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

     6.4 Assignment of Obligations. ISS hereby assigns all of its rights and obligations pursuant to the Rights Agreement, the Co-Sale Agreement, that certain Series A Preferred Stock Purchase Agreement dated February 2, 1996 by and among ISS and the persons listed on the signature pages thereto, that certain Letter Agreement Relating to Directed Shares dated February 2, 1996, by and among ISS, Greylock Equity Limited Partnership ("Greylock") and Sigma Partners, that certain Stock Repurchase Agreement dated February 2, 1996, between ISS and Christopher Klaus, that certain Stock Repurchase Agreement dated February 2, 1996, between ISS and Thomas Noonan, that certain Agreement Regarding Acceleration of Vesting of Future Optionees dated February 2, 1996 by and among ISS, Greylock, Sigma Partners III, L.P., Sigma Associates III, L.P. and Sigma Investors III, L.P. (collectively "Sigma"), that certain Amended and Restated Voting Agreement dated as of February 17, 1997 by and among ISS, the persons listed on Exhibit A thereto, Sigma, Greylock, Kleiner Perkins Caufield & Byers VIII, KPCB Information Sciences Zaibatsu Fund II, KPCB Java Fund (collectively, "Kleiner"), AT&T Venture Fund II, L.P., and Venture Fund I, L.P., that certain Agreement Regarding Acceleration of Vesting of Future Optionees dated February 14, 1997, by and among ISS, AT&T and Kleiner, that certain Letter Agreement regarding Directed Shares dated February 14, 1997, by and among ISS, AT&T Venture Fund II, L.P. and Kleiner Perkins Caufield & Byers and that certain Letter Agreement dated February 14, 1997, between ISS and Kleiner Perkins Caufield & Byers VIII regarding Management Rights and the Company hereby accepts such rights and obligations.

     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first hereinabove set forth.


                                    THE COMPANY:

                                    ISS GROUP, INC.


                                    By:
                                        ----------------------------------
                                        Thomas E. Noonan, President


                                    ISS:

                                    INTERNET SECURITY SYSTEMS, INC.


                                    By:
                                        ----------------------------------
                                        Thomas E. Noonan, President



                                    STOCKHOLDERS:

                                    COMMON STOCK



                                    --------------------------------------
                                    Christopher Klaus



                                    --------------------------------------
                                    Thomas E. Noonan



                                    --------------------------------------
                                    Kevin O'Connor



                                    --------------------------------------
                                    Glenn McGonnigle

                                    NOONAN 1997 FAMILY TRUST



                                    By:
                                        ----------------------------------
                                        Kimbrough P. Noonan
                                        Trustee


                                    NOONAN 1997 ANNUNITY TRUST



                                    By:
                                        ----------------------------------
                                        Thomas E. Noonan
                                        Trustee




                                    --------------------------------------
                                    Dennis Crow

                                    SERIES A PREFERRED STOCK

                                    GREYLOCK EQUITY LIMITED PARTNERSHIP

                                    By: Greylock Equity Limited Partnership,
                                        Its Partner


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:




                                        ----------------------------------
                                        John P. Imlay, Jr., Individually

                                    SIGMA PARTNERS III, L.P.

                                    By: Sigma Management III, L.P.,
                                        its General Partner


                                    By:
                                       -----------------------------------
                                       Robert Davoli,
                                       General Partner


                                    SIGMA ASSOCIATES III, L.P.

                                    By: Sigma Management III, L.P.,
                                        its General Partner


                                    By:
                                        ----------------------------------
                                        Robert Davoli,
                                        General Partner




                                    SIGMA INVESTORS III, L.P.

                                    By: Sigma Management III, L.P.,
                                        its General Partner


                                    By:
                                       -----------------------------------
                                       Robert Davoli,
                                       General Partner

                                    SERIES B PREFERRED STOCK

                                    AT & T VENTURE FUND I, L.P.


                                    By:
                                        ----------------------------------
                                        Richard S. Bodman,
                                        General Partner


                                    GREYLOCK EQUITY LIMITED PARTNERSHIP

                                    By: Greylock Equity Limited Partnership,
                                        its Partner


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:



                                    --------------------------------------
                                    John P. Imlay, Jr., Individually

                                    KLEINER PERKINS CAUFIELD & BYERS VIII

                                    By: KPCB VIII Associates


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    KPCB INFORMATION SCIENCES
                                    ZAIBATSU FUND II

                                    By: KPCB VII Associates


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    KPCB JAVA FUND

                                    By: KPCB VIII Associates


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    SIGMA ASSOCIATES, III, L.P.

                                    By: Sigma Management III, L.P.,
                                        its General Partner


                                    By:
                                        ----------------------------------
                                        Robert Davoli,
                                        General Partner


                                    SIGMA INVESTORS III, L.P.

                                    By: Sigma Management III, L.P.,
                                        its General Partner


                                    By:
                                        ----------------------------------
                                        Robert Davoli,
                                        General Partner


                                    SIGMA PARTNERS III, L.P.

                                    By: Sigma Management III, L.P.,
                                        its General Partner


                                    By:
                                        ----------------------------------
                                        Robert Davoli,
                                        General Partner

                                    VENTURE FUND I, L.P.


                                    By:
                                        ----------------------------------
                                        Richard S. Bodman,
                                        General Partner

                                   SCHEDULE A

================================= ====================================== ========================================
Common Stockholders               Number of Shares of ISS Common Stock   Number of Shares of Common Stock to be
                                  to be Exchanged                        Received
--------------------------------- -------------------------------------- ----------------------------------------
Dennis Crow                                                      12,500                                   12,500
--------------------------------- -------------------------------------- ----------------------------------------
Christopher Klaus                                             4,485,836                                4,485,836
--------------------------------- -------------------------------------- ----------------------------------------
Thomas E. Noonan                                              1,784,770                                1,784,770
--------------------------------- -------------------------------------- ----------------------------------------
Noonan 1997 Family Trust                                        110,000                                  110,000
--------------------------------- -------------------------------------- ----------------------------------------
Noonan 1997 Annuity Trust                                        65,000                                   65,000
--------------------------------- -------------------------------------- ----------------------------------------
Kevin O'Connor                                                1,293,475                                1,293,475
--------------------------------- -------------------------------------- ----------------------------------------
Glenn McGonnigle                                                162,890                                  162,890
--------------------------------- -------------------------------------- ----------------------------------------
Series A Stockholders             Number of Shares of ISS Series A       Number of Shares of Series A Preferred
                                  Preferred Stock to be Exchanged        Stock to be Received
--------------------------------- -------------------------------------- ----------------------------------------
Greylock Equity Limited
Partnership                                                   2,050,000                                2,050,000
--------------------------------- -------------------------------------- ----------------------------------------
John P. Imlay, Jr.                                              100,000                                  100,000
--------------------------------- -------------------------------------- ----------------------------------------
Sigma Associates III, L.P.                                      228,000                                  228,000
--------------------------------- -------------------------------------- ----------------------------------------
Sigma Investors III, L.P.                                        19,500                                   19,500
--------------------------------- -------------------------------------- ----------------------------------------
Sigma Partners III, L.P.                                      1,252,500                                1,252,500
--------------------------------- -------------------------------------- ----------------------------------------
Series B Stockholders             Number of Shares of ISS Series B       Number of Shares of Series B Preferred
                                  Preferred Stock to be Exchanged        Stock to be Received
--------------------------------- -------------------------------------- ----------------------------------------
AT&T Venture Fund II, L.P.                                      337,945                                  337,945
--------------------------------- -------------------------------------- ----------------------------------------
Greylock Equity Limited                                         296,498                                  296,498
Partnership
--------------------------------- -------------------------------------- ----------------------------------------
John P. Imlay, Jr.                                               13,427                                   13,427
--------------------------------- -------------------------------------- ----------------------------------------
Kleiner Perkins Caufield &
Byers VIII                                                      326,196                                  326,196
--------------------------------- -------------------------------------- ----------------------------------------
KPCB Information Sciences
Zaibatsu Fund II                                                 29,654                                   29,654
--------------------------------- -------------------------------------- ----------------------------------------
KPCB Java Fund                                                  830,316                                  830,316
--------------------------------- -------------------------------------- ----------------------------------------
Sigma Associates III, L.P.                                       41,804                                   41,804
--------------------------------- -------------------------------------- ----------------------------------------
Sigma Investors III, L.P.                                         4,652                                    4,652
--------------------------------- -------------------------------------- ----------------------------------------
Sigma Partners III, L.P.                                        168,916                                  168,916
--------------------------------- -------------------------------------- ----------------------------------------
Venture Fund I, L.P.                                             37,549                                   37,549
================================= ====================================== ========================================


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